SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------


                                    Form 8-K


                                 CURRENT REPORT


     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: February 25, 1998




                              ELSINORE CORPORATION
            (Exact name of registration as specified in its charter)


    STATE OF NEVADA                        1-7831                   880117544
    (State or other                   (Commission File            (IRS Employer
    Jurisdiction)                          Number)              of Incorporation
                                                             Identification No.)



      202 Fremont Street                                                89101
      Las Vegas, Nevada                                              (Zip Code)
    (Address of principal
     executive offices)



           Registrant's telephone, including area code: (702) 385-4011



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Item 5.  Other Events.

         On February 24, 1998, Elsinore Corporation (the "Company") issued a press release, a copy of which is attached hereto as Exhibit 99 and incorporated by reference herein, regarding notification the Company received from R&E Gaming Corp. that it is reserving the right not to proceed with the acquisition of the Company pursuant to the Agreement and Plan of Merger dated as of September 15, 1997.

Item 7.  Financial Statements and Exhibits

Exhibit No.                     Description                       Page Number


    99                  Press Release of the Company                  3
                        dated February 24, 1998





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  February 25, 1998


                                    ELSINORE CORPORATION



                                    By: /s/ Jeffrey T. Leeds
                                    Jeffrey T. Leeds
                                    President



                                    By: /s/ S. Barton Jacka
                                    S. Barton Jacka
                                    Secretary and Treasurer